UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 29, 2013

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).  Departure of Named Executive Officer

On April 29, 2013, J. Randall MacDonald, Senior Vice President, Human Resources, announced that he will retire from the company on May 31, 2013.  From June 1, 2013 through December 31, 2013, Mr. MacDonald will be an advisor to the company, providing services as an independent contractor.  Mr. MacDonald, age 64, has been an officer of IBM since 2000.

Item 5.07.   Submission of Matters to a Vote of Security Holders.

IBM held its Annual Meeting of Stockholders on April 30, 2013. For more information on the following proposals, see the company’s proxy statement dated March 11, 2013, the relevant portions of which are incorporated herein by reference.  Below are the final voting results.

•                  The stockholders elected each of the thirteen nominees to the Board of Directors for a one-year term by a majority of the votes cast:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
A.J.P. Belda	650,436,082	65,210,797	5,741,374	167,599,445
W.R. Brody	707,210,229	8,835,214	5,339,336	167,599,445
K.I. Chenault	694,710,805	21,221,099	5,447,800	167,599,445
M.L. Eskew	651,178,979	64,368,256	5,841,000	167,599,445
D.N. Farr	709,383,862	6,441,924	5,562,382	167,599,445
S.A. Jackson	643,522,366	72,055,046	5,806,515	167,599,445
A.N. Liveris	653,798,765	61,943,593	5,642,004	167,599,445
W.J. McNerney, Jr.	693,844,678	22,019,802	5,524,262	167,599,445
J.W. Owens	709,181,070	6,432,415	5,776,358	167,599,445
V.M. Rometty	686,478,635	26,993,710	7,911,895	167,599,445
J.E. Spero	707,628,254	7,962,104	5,799,041	167,599,445
S. Taurel	704,427,914	11,071,423	5,890,611	167,599,445
L.H. Zambrano	669,925,630	45,564,799	5,899,575	167,599,445

•                  The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the company:

For	868,992,213
Against	15,287,662
Abstain	4,691,566

•                  Advisory Vote on Executive Compensation:

For	679,001,894	95.36%
Against	33,052,438	4.64%
Abstain	9,261,371
Broker Non-Votes	167,599,455

•                  Stockholder Proposal for Disclosure of Lobbying Policies and Practices:

For	169,409,395	24.45%
Against	523,357,852	75.55%
Abstain	28,581,707
Broker Non-Votes	167,615,894

•                  Stockholder Proposal on the Right to Act by Written Consent:

For	267,698,218	37.72%
Against	442,022,604	62.28%
Abstain	11,637,250
Broker Non-Votes	167,615,894

•                  Stockholder Proposal on Independent Board Chair:

For	310,947,441	43.68%
Against	400,857,038	56.32%
Abstain	9,549,463
Broker Non-Votes	167,628,545

•                  Stockholder Proposal for Executives to Retain Significant Stock:

For	191,437,793	26.94%
Against	519,170,701	73.06%
Abstain	10,742,398
Broker Non-Votes	167,629,094

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 3, 2013

	By:	/s/ Michelle H. Browdy
Michelle H. Browdy
Vice President, Assistant General Counsel & Secretary